Exhibit 24

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “Company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 16th day of December, 2008.

/s/ Joyce V. Starks	/s/ Thomas E. Dewey, Jr.
Witness	Thomas E. Dewey, Jr.
Director

State of New York

County of New York

The foregoing instrument was acknowledged before me this 16th day of December, 2008 by Thomas E. Dewey, Jr., Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Eileen McGovern
Notary Public Eileen McGovern

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008 and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of December, 2008.

/s/ Al Marino	/s/ Harvey C. Eads, Jr.
Witness	Harvey C. Eads, Jr.
Director

/s/ Dwight W. Severs.
Witness

State of Florida

County of Brevard

The foregoing instrument was acknowledged before me this 11th day of December, 2008 by Harvey C. Eads, Jr., Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public	Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of December, 2008.

/s/ Harvey C. Eads, Jr.	/s/ John P. Fazzini
Witness	John P. Fazzini
Director

/s/ Al Marino
Witness

State of Florida

County of Brevard

The foregoing instrument was acknowledged before me this 11th day of December, 2008 by John P. Fazzini, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of December, 2008.

/s/ E. Ross Lyman	/s/ Danforth E. Leitner
Witness	Danforth E. Leitner
Director

/s/ Karen Y. O’Conner.
Witness

State of North Carolina

County of Henderson

The foregoing instrument was acknowledged before me this 15th day of December, 2008 by Danforth E. Leitner, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Denise L. Dunlop
Notary Public Denise L. Dunlop

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of December, 2008.

/s/ Dwight W. Severs	/s/ Al Marino
Witness	Al Marino
Director

/s/ Harvey C. Eads, Jr.
Witness

State of Florida

County of Brevard

The foregoing instrument was acknowledged before me this 11th day of December, 2008 by Al Marino, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of December, 2008.

/s/ Al Marino	/s/ Dwight W. Severs
Witness	Dwight W. Severs
Director

/s/ Harvey C. Eads, Jr.
Witness

State of Florida

County of Brevard

The foregoing instrument was acknowledged before me this 11th day of December, 2008 by Dwight W. Severs, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “company”);

Does hereby constitute and appoint Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of December, 2008.

/s/ William Braselton	/s/ John H. Sottile.
Witness	John H. Sottile
Director

/s/ Linda R. White
Witness

State of Florida

County of Brevard

The foregoing instrument was acknowledged before me this 11th day of December, 2008 by John H. Sottile, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “company”);

Does hereby constitute and appoint John H. Sottile to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of December, 2008.

/s/ Susan D. Mermer	/s/ Stephen R. Wherry
Witness	Stephen R. Wherry
Senior Vice President

/s/ Mary Pariseau
Witness

State of Florida

County of Brevard

The foregoing instrument was acknowledged before me this 11th day of December, 2008 by Stephen R. Wherry, Senior Vice President of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger